[AIM LOGO APPEARS HERE]

                            AIM TAX-EXEMPT CASH FUND


                                 ANNUAL REPORT                    MARCH 31, 1998

                                                         The Chairman's Letter


                    Dear Fellow Shareholder:

                    AIM Tax-Exempt Cash Fund continued to provide attractive,
                    tax-free income during the fiscal year ended March 31, 1998.
                    At the end of the reporting period, the Fund posted a
                    seven-day effective annualized yield of 3.17% and a
   [PHOTO OF        seven-day yield of 3.12%. Translated to its
  Charles T.        taxable-equivalent, the Fund's seven-day effective
    Bauer,          annualized yield was 4.74% based on net asset value and
 Chairman of        adjusted for the highest marginal federal tax rate of 39.6%.
 the Board of       The taxable-equivalent yield is calculated in the same
   THE FUND         manner as the standard yield with an adjustment for the
 APPEARS HERE]      stated, assumed tax rate.
                         The Fund's 4.74% taxable-equivalent seven-day effective
                    annualized yield compared favorably to popular bank money market deposit accounts. The Bank Rate Monitor, which tracks yields on bank money market deposit accounts, reported the seven-day average yield on those accounts stood at 2.50% as of March 31, 1998. Bank money market deposit accounts are insured by the FDIC as to interest and principal. As with any money market mutual fund, an investment in the Fund is neither insured nor guaranteed by the U.S. government, the FDIC, or a bank, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
    The Fund maintained its strict adherence to an investment discipline of purchasing only securities of superior credit quality. Specifically, the Fund invests only in "Eligible Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940. "Eligible Securities" are securities rated in one of the two highest categories by two nationally recognized statistical rating organizations, or, if unrated, are determined by the Fund's Board of Directors to be of comparable quality to a rated security that meets such quality standards.
    The low-inflation, falling-interest-rate environment that prevailed for much of the fiscal year caused the value of fixed-income investments to appreciate throughout most of the reporting period. For the 12-month period ended March 31, consumer prices rose just 1.4% and the Federal Reserve Board (the Fed) left interest rates unchanged. Borrowing costs actually declined as the year progressed as it became increasingly evident that inflation was not a serious threat.
    Fixed-income securities also were given a boost by last summer's agreement to balance the federal budget and the turmoil that hit world stock markets in the fall. Investors began shifting more assets into fixed-income securities after global stock markets plunged in October following the Asian currency devaluations. Early in 1998, however, the rally began to lose some of its momentum as the economy continued to grow at a healthy pace, dampening prospects that the Fed would lower interest rates in the immediate future. Yields, which plunged to their lowest levels in decades in January, climbed in February and March, but were still relatively low at the end of the reporting period.

OUTLOOK
If the economy continues to grow at a steady pace and inflation remains low, such conditions should bode well for fixed-income securities. With inflation at bay and the full impact of the Asian currency crisis still uncertain, the Fed could opt to leave monetary policy unchanged in the months ahead. In his late-February testimony to Congress, Fed Chairman Alan Greenspan noted that the deflationary effects of turmoil in Asia could offset the inflationary pressures from strong domestic spending and a tight U.S. labor market. If the Fed decides to leave interest rates unchanged in the near future, we expect yields to remain within a relatively narrow range around their current levels. If yields rise, however, we believe the Fund is in a favorable position to take advantage of such a trend by investing in higher income-generating securities.
    We are pleased to send you this report on the performance of AIM Tax-Exempt Cash Fund. As always, we welcome your comments about this report or about this Fund. You may reach us by calling Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.


                    ----------------------------------------

                    The low-inflation, falling-interest-rate

                     environment that prevailed for much of

                      the fiscal year caused the value of

                     fixed-income investments to appreciate

                    throughout most of the reporting period.

                    ----------------------------------------


Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

SCHEDULE OF INVESTMENTS

March 31, 1998

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)      VALUE

SHORT-TERM MUNICIPAL OBLIGATIONS-98.08%

ALABAMA-2.27%

Alabama Industrial
  Development Board
  (Industrial Partners
  Project); Variable/Fixed
  Rate Refunding Series
  1989 RB
  3.85%, 01/01/07(b)(c)        -    VMIG-1   $ 1,180  $ 1,180,000
-----------------------------------------------------------------

ALASKA-4.81%

Alaska Housing Finance
  Corp.; General Mortgage
  Series 1991 A RB
  3.70%, 06/01/26(c)         A-1+   VMIG-1     2,500    2,500,000
-----------------------------------------------------------------

COLORADO-5.87%

Colorado Housing Finance
  Authority (Grant Plaza
  Project); Multifamily
  Mortgage Series 1991 A RB
  3.775%, 11/01/09(b)(c)       -    VMIG-1       800      800,000
-----------------------------------------------------------------
Eagle (County of) Smith
  Creek Metropolitan
  District; Variable Rate
  Series 1997 RB
  3.50%, 10/01/35(b)(c)      A-1+     -        2,250    2,250,000
-----------------------------------------------------------------
                                                        3,050,000
-----------------------------------------------------------------

FLORIDA-9.44%

Gulf Breeze (City of)
  (Florida Municipal Bond
  Fund); Variable Rate
  Demand Series 1995 A RB
  3.80%, 03/31/21(b)(c)       A-1     -        2,400    2,400,000
-----------------------------------------------------------------
Pinellas (County of) Health
  Facilities Authority
  (Hospital Loan Program);
  Refunding Pooled Series
  1985 RB
  3.70%, 12/01/15(b)(c)       A-1   VMIG-1     2,500    2,500,000
-----------------------------------------------------------------
                                                        4,900,000
-----------------------------------------------------------------

GEORGIA-9.44%

Dekalb Private Hospital
  Authority (Egleston
  Children's Hospital at
  Emory University);
  Variable Rate Series 1994
  A Revenue Anticipation
  Certificates
  3.70%, 03/01/24(b)(c)      A-1+   VMIG-1     2,400    2,400,000
-----------------------------------------------------------------
Elbert & Bowman (Counties
  of) (Seaboard Farms of
  Elberton); Series 1985
  IDR
  3.70%, 07/01/05(b)(c)       A-1     -        1,000    1,000,000
-----------------------------------------------------------------
Roswell (City of) Georgia
  Housing Development
  Authority (Azalea
  Project); Multifamily
  Housing Series 1996 RB
  3.70%, 06/15/25(b)(c)      A-1+     -        1,500    1,500,000
-----------------------------------------------------------------
                                                        4,900,000
-----------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)      VALUE

HAWAII-3.86%

Honolulu (City and County
  of); Refunding Series 1
  GO
  5.25%, 06/01/98             AA     Aa2     $ 2,000  $ 2,005,403
-----------------------------------------------------------------

ILLINOIS-6.58%

Cook (County of) (Village
  of South Barrington);
  Variable Rate Demand
  Series 1997 GO
  3.70%, 12/01/15(b)(c)      A-1+     -        2,000    2,000,000
-----------------------------------------------------------------
Illinois Health Facilities
  Authority (Franciscan
  Eldercare Project);
  Adjustable Rate Refunding
  Series 1996 C RB
  3.75%, 05/15/26(b)(c)      A-1+     -        1,420    1,420,000
-----------------------------------------------------------------
                                                        3,420,000
-----------------------------------------------------------------

INDIANA-4.62%

Indiana Development Finance
  Authority (Southern
  Indiana Gas and Electric
  Project); Series 1998 A
  PCR
  3.65%, 03/01/99(c)           -    VMIG-1     1,000    1,000,000
-----------------------------------------------------------------
Indianapolis (City of)
  (Children's Museum
  Project); Economic
  Development Floating Rate
  Series 1995 RB
  3.65%, 10/01/25(b)(c)      A-1+     -        1,400    1,400,000
-----------------------------------------------------------------
                                                        2,400,000
-----------------------------------------------------------------

IOWA-2.89%

Iowa (State of) School
  Corporations
  (Corporations of Iowa
  School Cash Anticipation
  Program) Warrant
  Certificate Series 1997-
  1998 A TRAN
  4.50%, 06/26/98(b)         SP-1+  MIG-1      1,500    1,502,382
-----------------------------------------------------------------

MARYLAND-1.16%

Maryland Industrial
  Development Financing
  Authority (Liberty
  Medical Center); Variable
  Rate Demand/Fixed Rate
  1989 Issue Refunding RB
  3.70%, 07/01/18(b)(c)        -    VMIG-1       600      600,000
-----------------------------------------------------------------

MICHIGAN-2.50%

Michigan State Hospital
  Finance Authority
  (Hospital Equipment Loan
  Program); Adjustable
  Series 1995 A RB
  3.75%, 12/01/23(b)(c)        -    VMIG-1       600      600,000
-----------------------------------------------------------------
Michigan Strategic Fund
  (Consumer's Power Corp.);
  Variable Rate Demand
  Series 1988 A PCR
  3.80%, 04/15/18(b)(c)        -     P-1         500      500,000
-----------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)      VALUE

MICHIGAN-(CONTINUED)

Plymouth (Township of)
  Economic Development
  Corp. (Key International
  Project); Variable Rate
  Demand Series 1984 RB
  3.50%, 07/01/04(b)(c)(e)     -      -      $   200  $   200,000
-----------------------------------------------------------------
                                                        1,300,000
-----------------------------------------------------------------

MINNESOTA-0.96%

Mankato (City of) (Northern
  States Power Co.
  Project); Floating
  Collateralized Series
  1985 PCR
  3.80%, 03/01/11(c)          AA-    Aa3         500      500,000
-----------------------------------------------------------------

MONTANA-1.73%

Missoula (County of)
  (Washington Corp.
  Project); Floating Rate
  Monthly Demand Series
  1984 IDR
  3.46%, 11/01/04(b)(c)(e)     -      -          900      900,000
-----------------------------------------------------------------

NEW HAMPSHIRE-2.70%

New Hampshire Higher
  Education and Health
  Facilities Authority;
  Variable Rate Hospital
  Series 1985 C RB
  3.70%, 12/01/25(c)(d)       A-1     -        1,400    1,400,000
-----------------------------------------------------------------

NEW MEXICO-1.93%

Albuquerque (City of)
  School District No. 12;
  Series 1997 GO
  4.50%, 08/01/98             AA     Aa2       1,000    1,002,866
-----------------------------------------------------------------

NEW YORK-2.89%

New York State
  Environmental Quality
  1986; Variable Interest
  Rate Series 1997 A GO
  3.30%, 04/20/98(b)         A-1+   VMIG-1     1,500    1,499,766
-----------------------------------------------------------------

NORTH CAROLINA-2.70%

Alamance (County of)
  Industrial Facilities and
  Pollution Control
  Financing Authority
  (Science Manufacturing,
  Inc. Project); Series
  1985 IDR
  3.85%, 04/01/15(b)(c)        -     P-1       1,400    1,400,000
-----------------------------------------------------------------

OHIO-0.58%

Delaware (County of)
  (Radiation Sterilizers,
  Inc.); Series 1984 IDR
  3.60%, 12/01/04(b)(c)       A-1     -          300      300,000
-----------------------------------------------------------------

OKLAHOMA-2.86%

Oklahoma Water Resource
  Board (State Loan
  Program); Series 1994 A
  RB
  3.55%, 09/01/98(f)         A-1+     -        1,485    1,485,000
-----------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)      VALUE

OREGON-3.85%

Klamath Falls (City of)
  (Salt Caves
  Hydroelectric);
  Adjustable/Fixed Rate RB
  4.50%, Series 1986 C
  05/01/98(f)(g)             SP-1+    -      $ 1,000  $ 1,000,494
-----------------------------------------------------------------
  4.50%, Series E
  05/01/98(f)(g)             SP-1+    -        1,000    1,000,600
-----------------------------------------------------------------
                                                        2,001,094
-----------------------------------------------------------------

PENNSYLVANIA-1.93%

Delaware (County of)
  Industrial Development
  Authority (Scotfoam Corp.
  Project); Variable Rate
  Demand Series 1985 IDR
  3.50%, 10/01/05(b)(c)(e)     -      -        1,000    1,000,000
-----------------------------------------------------------------

RHODE ISLAND-1.93%

Rhode Island (State of)
  Industrial Facilities
  Authority (Blackstone
  Valley Electric Co.);
  Variable Rate Series 1984
  RB
  3.70%, 12/01/14(b)(c)       A-1     -        1,000    1,000,000
-----------------------------------------------------------------

SOUTH CAROLINA-3.85%

York (County of) (North
  Carolina Electric
  Membership Corp.); Pooled
  Series 1984 N-4 PCR
  3.50%, 09/15/98(b)(c)      A-1+   VMIG-1     2,000    2,000,000
-----------------------------------------------------------------

TENNESSEE-2.35%

Industrial Development
  Board of the Metropolitan
  Government of Nashville &
  Davidson County
  (Amberwood, Ltd.
  Project); Multifamily
  Housing Series 1993 A RB
  3.97%, 07/01/13(b)(c)        -    VMIG-1     1,220    1,220,000
-----------------------------------------------------------------

TEXAS-10.72%

Harris County Health
  Facilities Development
  Corp.(St. Lukes Episcopal
  Hospital); Variable Rate
  Demand Series 1997 B RB
  3.75%, 02/15/27(c)         A-1+     -        2,000    2,000,000
-----------------------------------------------------------------
Houston (City of); Series
  1997 TRAN
  4.50%, 06/30/98            SP-1+  MIG-1      1,000    1,001,544
-----------------------------------------------------------------
Montgomery (County of); GO
  7.25%, 09/01/98(d)          AAA    Aaa       1,150    1,166,626
-----------------------------------------------------------------
Trinity River Industrial
  Development Authority
  (Radiation Sterilizers,
  Inc. Project); Variable
  Rate Demand Series 1985 A
  IDR
  3.60%, 11/01/05(b)(c)       A-1     -        1,400    1,400,000
-----------------------------------------------------------------
                                                        5,568,170
-----------------------------------------------------------------

VIRGINIA-0.77%

Henrico (County of)
  Industrial Development
  Authority (Hermitage
  Project); Variable Rate
  Health Facilities Series
  1994 RB
  4.00%, 05/01/24(b)(c)        -    VMIG-1       400      400,000
-----------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)      VALUE

WASHINGTON-0.96%

Industrial Development
  Corp. of Port Townsend
  (Port Townsend Paper
  Corp. Project); Variable
  Rate Refunding Series
  1988 A RB
  3.65%, 03/01/09(b)(c)        -    VMIG-1   $   500  $   500,000
-----------------------------------------------------------------

WISCONSIN-1.93%

Wisconsin (State of); Tax
  Anticipation Notes
  4.50%, 06/15/98            SP-1+  MIG-1      1,000    1,001,288
-----------------------------------------------------------------
    Total Short-Term Municipal Obligations             50,935,969
-----------------------------------------------------------------

MASTER NOTE AGREEMENT(h)-3.85%

BROKER/DEALER-3.85%

Merrill Lynch Mortgage
  Capital Inc.
  6.425%, 08/17/98(i)          -      -        2,000    2,000,000
-----------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)      VALUE
COMMERCIAL PAPER(h)(j)-4.25%
ASSET-BACKED
  SECURITIES-4.25%
Receivables Capital Corp.
  5.60%, 04/22/98            A-1+    P-1     $ 2,219  $ 2,211,751
-----------------------------------------------------------------
REPURCHASE AGREEMENT(h)(k)-4.59%
Goldman, Sachs & Co., Inc.
  5.95%, 04/01/98(l)                                    2,381,681
-----------------------------------------------------------------
TOTAL INVESTMENTS-110.77%                              57,529,401(m)
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(10.77)%                 (5,595,495)
-----------------------------------------------------------------
NET ASSETS-100.00%                                    $51,933,906
-----------------------------------------------------------------

Abbreviations:

GO  - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
PCR  - Pollution Control Revenue Bonds
RB  - Revenue Bonds
TRAN - Tax and Revenue Anticipation Notes

Notes to Schedule of Investments:

(a)Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). Ratings are not covered by Independent Auditors' Report.
(b)Secured by a letter of credit.
(c)Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined periodically. Rate shown is the rate in effect on 03/31/98.
(d)Secured by bond insurance.
(e)Unrated; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest, pursuant to guidelines for the determination of quality adopted by the Board of Directors and followed by the investment advisor.
(f)Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g)Secured by an escrow fund of U.S. Treasury obligations.
(h)Interest does not qualify as exempt interest for federal tax purposes.
(i)The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon two business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 03/31/98.
(j)Commercial paper traded on a discount basis. In such case the Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(k)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(l)Joint repurchase agreement entered into 03/31/98 with a maturing value of $1,000,165,278. Collateralized by $955,257,000 U.S. Government obligations, 0% to 14.00% due 04/16/98 to 11/15/27 with an aggregate market value at 03/31/98 of $1,030,343,277.
(m)Also represents costs for federal income tax purposes.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998

ASSETS:

Investments, at value (amortized cost)        $   57,529,401
------------------------------------------------------------
Receivables for:
  Capital stock sold                                 389,450
------------------------------------------------------------
  Interest                                           356,850
------------------------------------------------------------
Investment for deferred compensation plan             22,252
------------------------------------------------------------
Other assets                                          23,187
------------------------------------------------------------
    Total assets                                  58,321,140
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            2,400,000
------------------------------------------------------------
  Dividends                                            2,225
------------------------------------------------------------
  Deferred compensation                               22,252
------------------------------------------------------------
  Capital stock reacquired                         3,891,444
------------------------------------------------------------
Accrued administrative services fees                   3,768
------------------------------------------------------------
Accrued advisory fees                                 15,330
------------------------------------------------------------
Accrued distribution fees                             13,073
------------------------------------------------------------
Accrued transfer agent fees                            6,593
------------------------------------------------------------
Accrued operating expenses                            32,549
------------------------------------------------------------
    Total liabilities                              6,387,234
------------------------------------------------------------
Net assets applicable to shares outstanding   $   51,933,906
------------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     51,910,779
============================================================
Net asset value, offering and redemption
  price per share                             $         1.00
============================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 1998

INVESTMENT INCOME:

Interest income                                  $2,034,814
-----------------------------------------------------------

EXPENSES:

Advisory fees                                       182,302
-----------------------------------------------------------
Administrative services fees                         38,545
-----------------------------------------------------------
Custodian fees                                        7,164
-----------------------------------------------------------
Directors' fees and expenses                          9,259
-----------------------------------------------------------
Transfer agent fees                                  54,715
-----------------------------------------------------------
Distribution fees                                   130,216
-----------------------------------------------------------
Registration and filing fees                         44,927
-----------------------------------------------------------
Other                                                45,032
-----------------------------------------------------------
      Total expenses                                512,160
-----------------------------------------------------------
Less: Fees waived                                   (78,130)
-----------------------------------------------------------
      Net expenses                                  434,030
-----------------------------------------------------------
Net investment income                             1,600,784
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                         17,389
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                            160
-----------------------------------------------------------
      Net gain on investment securities              17,549
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $1,618,333
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 1998 and 1997

                                                                 1998          1997
                                                              -----------   -----------
OPERATIONS:

  Net investment income                                       $ 1,600,784   $   998,764
---------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities              17,389         7,711
---------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                        160          (741)
---------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      1,618,333     1,005,734
---------------------------------------------------------------------------------------
Dividends to shareholders from net investment income           (1,598,357)     (996,476)
---------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions        (4,966,262)   26,856,591
---------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                    (4,946,286)   26,865,849
---------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          56,880,192    30,014,343
---------------------------------------------------------------------------------------
  End of period                                               $51,933,906   $56,880,192
=======================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $51,910,779   $56,877,041
---------------------------------------------------------------------------------------
  Undistributed net investment income                              36,432        34,005
---------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                    (13,465)      (30,854)
---------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                    160            --
---------------------------------------------------------------------------------------
                                                              $51,933,906   $56,880,192
=======================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM Tax-Exempt Cash Fund, AIM High Income Municipal Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Cash Fund (the "Fund"). The investment objective of the Fund is to earn the highest level of current income free from federal income taxes that is consistent with safety of principal and liquidity.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of premiums or original issue discounts.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date, adjusted for amortization of premiums and discounts on investments, and is recorded on the accrual basis. Discounts, other than original issue, are amortized to unrealized appreciation for financial reporting purposes. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $16,205 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended March 31, 1998, the Fund reimbursed AIM $38,545 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended March 31, 1998, the Fund paid AFS $35,613 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors up to a maximum annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sale and distribution of the Fund's shares. Currently, AIM Distributors has voluntarily elected to waive a portion of its compensation payable by the Fund such that the compensation paid pursuant to the Plan equals 0.10% per annum of the Fund's average daily net assets. During the year ended March 31, 1998, AIM Distributors waived fees of $78,130. This waiver may be rescinded by AIM Distributors at any time without further notice to investors. The Plan provides that of the aggregate amount payable under the Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions may be characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. As a result of AIM Distributors' waiver of compensation due from the Fund, payments to dealers and other financial institutions by that Fund will be limited to 0.10% of the Fund's average daily net assets. During the year ended March 31, 1998, the Fund paid AIM Distributors $52,086 as compensation pursuant to the Plan. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended March 31, 1998, the Fund paid legal fees of $3,069 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Fund's Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 1998 and 1997 were as follows:

                                   1998                          1997
                       ----------------------------   ---------------------------
                          SHARES         AMOUNT          SHARES         AMOUNT
                       ------------   -------------   ------------   ------------
Sold                    234,334,058   $ 234,334,058     96,643,811   $ 96,643,811
-----------------      ------------   -------------   ------------   ------------
Issued as
  reinvestment of
  dividends               1,529,845       1,529,845        948,679        948,679
-----------------      ------------   -------------   ------------   ------------
Reacquired             (240,830,165)   (240,830,165)   (70,735,899)   (70,735,899)
-----------------      ------------   -------------   ------------   ------------
                         (4,966,262)  $  (4,966,262)    26,856,591   $ 26,856,591
=================      ============   =============   ============   ============

NOTE 5-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the four-year period ended March 31, 1998, the three months ended March 31, 1994 and the year ended December 31, 1993.

                                                                                  MARCH 31,
                                                            -----------------------------------------------------    DECEMBER 31,
                                                             1998         1997       1996       1995       1994          1993
                                                            -------      -------    -------    -------    -------    ------------
Net asset value, beginning of period                        $  1.00      $  1.00    $  1.00    $  1.00    $  1.00      $  1.00
----------------------------------------------------------  -------      -------    -------    -------    -------      -------
Income from investment operations:
    Net investment income                                      0.03         0.03       0.03       0.03      0.004         0.02
----------------------------------------------------------  -------      -------    -------    -------    -------      -------
Less distributions:
    Dividends from net investment income                      (0.03)       (0.03)     (0.03)     (0.03)    (0.004)       (0.02)
----------------------------------------------------------  -------      -------    -------    -------    -------      -------
Net asset value, end of period                              $  1.00      $  1.00    $  1.00    $  1.00    $  1.00      $  1.00
==========================================================  =======      =======    =======    =======    =======      =======
Total return                                                   3.12%        2.82%      2.92%      2.54%      1.73%(a)      1.78%
==========================================================  =======      =======    =======    =======    =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                    $51,934      $56,880    $30,014    $30,365    $33,658      $35,230
==========================================================  =======      =======    =======    =======    =======      =======
Ratio of expenses to average net assets(b)                     0.83%(c)     1.04%      1.05%      1.01%      1.00%(a)      1.00%
==========================================================  =======      =======    =======    =======    =======      =======
Ratio of net investment income to average net assets(d)        3.07%(c)     2.78%      2.97%      2.53%      1.75%(a)      1.76%
==========================================================  =======      =======    =======    =======    =======      =======

(a) Annualized.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.98%, 1.19%, 1.20%, 1.16%, 1.14% (annualized) and 1.36% for the periods
    1998 - 1993.
(c) Ratios are based on average daily net assets of $52,086,316.
(d) After fee waivers and/or expense reimbursements. Ratios of income to average net assets prior to fee waivers and/or expense reimbursements were 2.92%, 2.63%, 2.82%, 2.38%, 1.61% (annualized) and 1.40% for the periods 1998-1993.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM Tax-Exempt Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Houston, Texas
May 1, 1998

                                                            Directors & Officers


BOARD OF DIRECTORS                                 OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                   Charles T. Bauer                              11 Greenway Plaza
Chairman                                           Chairman                                      Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                       John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                          Suite 100
COMSAT Corporation                                 Carol F. Relihan                              Houston, TX 77046
                                                   Senior Vice President and Secretary
Owen Daly II                                                                                     TRANSFER AGENT
Director                                           Gary T. Crum
Cortland Trust Inc.                                Senior Vice President                         A I M Fund Services, Inc.
                                                                                                 P.O. Box 4739
Edward K. Dunn Jr.                                 Dana R. Sutton                                Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;               Vice President and Assistant Treasurer
Director, AEGEON USA;                                                                            CUSTODIAN
Formerly Vice Chairman and President,              Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and           Vice President                                The Bank of New York
President, Mercantile Bankshares                                                                 90 Washington Street
                                                   Melville B. Cox                               11th Floor
Jack Fields                                        Vice President                                New York, NY 10286
Chief Executive Officer
Texana Global, Inc.;                               Karen Dunn Kelley                             COUNSEL TO THE FUND
Formerly Member                                    Vice President
of the U.S. House of Representatives                                                             Ballard Spahr
                                                   Renee A. Bamford                              Andrews & Ingersoll, LLP
Carl Frischling                                    Assistant Secretary                           1735 Market Street
Partner                                                                                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel                  P. Michelle Grace
                                                   Assistant Secretary                           COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer              Jeffrey H. Kupor                              Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                        Assistant Secretary                           919 Third Avenue
                                                                                                 New York, NY 10022
John F. Kroeger                                    Nancy L. Martin
Formerly Consultant                                Assistant Secretary                           DISTRIBUTOR
Wendell & Stockel Associates, Inc.
                                                   Ofelia M. Mayo                                A I M Distributors, Inc.
Lewis F. Pennock                                   Assistant Secretary                           11 Greenway Plaza
Attorney                                                                                         Suite 100
                                                   Lisa A. Moss                                  Houston, TX 77046
Ian W. Robinson                                    Assistant Secretary
Consultant; Formerly Executive                                                                   AUDITORS
Vice President and                                 Kathleen J. Pflueger
Chief Financial Officer                            Assistant Secretary                           KPMG Peat Marwick LLP
Bell Atlantic Management                                                                         700 Louisiana
Services, Inc.                                     Samuel D. Sirko                               Houston, TX 77002
                                                   Assistant Secretary
Louis S. Sklar
Executive Vice President                           Stephen I. Winer
Hines Interests                                    Assistant Secretary
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Tax-Exempt Cash Fund paid ordinary dividends in the amount of $0.0308 per share to shareholders during the Fund's tax year ended March 31, 1998. Of this amount, 84.61% qualified as exempt-interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.



                                                                      THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                      AGGRESSIVE GROWTH
                                                                      AIM Aggressive Growth Fund*
                                                                      AIM Asian Growth Fund
                                                                      AIM Capital Development Fund
                                                                      AIM Constellation Fund
                                                                      AIM European Development Fund
                                                                      AIM Global Aggressive Growth Fund

                                                                      GROWTH OF CAPITAL
                                                                      AIM Advisor International Value Fund
                                                                      AIM Blue Chip Fund
                                                                      AIM Global Growth Fund
                 [PHOTO OF                                            AIM International Equity Fund
              11 GREENWAY PLAZA                                       AIM Select Growth Fund
               APPEARS HERE]                                          AIM Value Fund
                                                                      AIM Weingarten Fund

                                                                      GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                      AIM Advisor Flex Fund
                                                                      AIM Advisor Large Cap Value Fund
                                                                      AIM Advisor MultiFlex Fund
                                                                      AIM Advisor Real Estate Fund
                                                                      AIM Balanced Fund
                                                                      AIM Charter Fund
                                                                      AIM Global Utilities Fund

                                                                      HIGH CURRENT INCOME OR CURRENT INCOME
                                                                      AIM High Yield Fund
                                                                      AIM Global Income Fund
                                                                      AIM Income Fund

                                                                      CURRENT TAX-FREE INCOME
                                                                      AIM High Income Municipal Fund
                                                                      AIM Municipal Bond Fund
                                                                      AIM Tax-Exempt Bond Fund of Connecticut
                                                                      AIM Tax-Free Intermediate Fund

                                                                      CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                      AIM Intermediate Government Fund
                                                                      AIM Limited Maturity Treasury Fund
A I M Management Group Inc. has provided leadership in the            AIM Money Market Fund
mutual fund industry since 1976 and managed approximately             AIM Tax-Exempt Cash Fund
$89 billion in assets for more than 3.9 million
shareholders, including individual investors, corporate               *AIM Aggressive Growth Fund was closed to new investors on
clients, and financial institutions as of March 31, 1998.             June 5, 1997. For more complete information about any AIM
The AIM Family of Funds--Registered Trademark-- is                    Fund(s), including sales charges and expenses, ask your
distributed nationwide, and AIM today ranks among the                 financial consultant or securities dealer for a free
nation's top 15 mutual fund companies in assets under                 prospectus(es). Please read the prospectus(es) carefully
management, according to Lipper Analytical Services, Inc.             before you invest or send money.

                                                                      INVEST WITH DISCIPLINE(SM)